                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

 Filed by the Registrant [X]
 Filed by a Party other than the Registrant [ ]
 Check the appropriate box:

 [ ] Preliminary Proxy Statement         [ ] Confidential for Use of Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
 [X] Definitive Proxy Statement

 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Auric Metals Corporation
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):
         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
             0-11.
         (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

         (5) Total fee paid:

-------------------------------------------------------------------------------

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:

-------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------

         (3) Filing Party:

-------------------------------------------------------------------------------

         (4) Date Filed:

-------------------------------------------------------------------------------

                            AURIC METALS CORPORATION
                            4243 DUNWOODY CLUB DRIVE
                          ATLANTA, GEORGIA 30350-5206

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 9, 2000

To the Stockholders of Auric Metals Corporation:

Notice is hereby given that the Annual Meeting of Stockholders (together with any adjournments or postponements thereof, the "Meeting") of Auric Metals Corporation, a Nevada corporation (the "Company"), will be held at The Barclay, 3530 Piedmont Road, Atlanta, Georgia on Thursday, November 9, 2000 at 2:00 p.m., local time, for the purpose of considering and voting upon the following matters:

(1)      To elect a board of two directors, each to serve a one-year term;

(2) To approve an amendment to the Company's Articles of Incorporation to change the name of the Company to Brainworks Ventures, Inc.;

(3)      To approve the Company's Stock Option Plan;

(4) To transact such other business as may properly come before the Meeting.

These items are more fully described in the accompanying Proxy Statement, which is hereby made a part of this Notice of Annual Meeting of Stockholders.

The Board of Directors (the "Board") has fixed the close of business on October 16, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

A copy of the Company's Annual Report for the fiscal year ended March 31, 2000 is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this Notice.

                                                    By Order of the Board,


                                                    /s/ Marc Schwartz
                                                    --------------------------
                                                    Marc Schwartz
                                                    Secretary



Atlanta, Georgia
October 19, 2000


================================================================================
ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE-PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST BRING TO THE MEETING A LETTER FROM THE BROKER, BANK OR OTHER NOMINEE CONFIRMING YOUR BENEFICIAL OWNERSHIP OF THE SHARES. ADDITIONALLY, IN ORDER TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
================================================================================

                                PROXY STATEMENT

                       ANNUAL MEETING OF STOCKHOLDERS OF
                            AURIC METALS CORPORATION

                                NOVEMBER 9, 2000



                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         This Proxy Statement (the "Proxy Statement") and the accompanying form of proxy are being furnished to the stockholders of Auric Metals Corporation (the "Company") in connection with the solicitation of proxies by the Board of the Company (the "Board") from holders of its outstanding common stock (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company (together with any adjournments or postponements thereof, the "Meeting") to be held at The Barclay, 3530 Piedmont Road, Atlanta, Georgia on Thursday, November 9, 2000 at 2:00 p.m., local time. This Proxy Statement, the accompanying form of proxy and the Annual Report to Stockholders are expected to be mailed to stockholders of the Company on or about October 19, 2000.

SOLICITATION

         The expense of this solicitation will be borne by the Company. Solicitation will be primarily by use of the mails. Executive officers and other employees of the Company may solicit proxies, without additional compensation, personally and by telephone and other means of communication. The Company will also reimburse brokers and other persons holding Common Stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxies and proxy materials to beneficial owners.

VOTING RIGHTS AND OUTSTANDING SHARES


         Stockholders of record as of the close of business on October 16, 2000 (the "Record Date") will be entitled to vote at the Meeting. Each share of outstanding Common Stock is entitled to one vote. As of the Record Date, there were 954,548 shares of Common Stock outstanding and entitled to vote. The Company has been advised that certain beneficial owners, directors and executive officers of the Company, who hold in the aggregate approximately 7.2% of the outstanding Common Stock, intend to vote their shares in favor of the nominees and each of the proposals, and in accordance with the recommendations of the Board.


         A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business at the meeting.

         Action by the stockholders on a matter other than the election of directors (Proposal 1) is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Directors of the Company must be elected by a plurality of the votes cast at the election.

         All votes will be tabulated by the inspector of elections appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to a particular matter. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for or against the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered votes cast and, accordingly, will not affect the determination as to whether a majority of votes cast has been obtained with respect to such matters.

REVOCABILITY OF PROXIES

         The shares of Common Stock represented by proxy will be voted as instructed if received in time for the Meeting. If no instructions are indicated, such shares will be voted in favor of (FOR) (i) each nominee for election as a director specified herein, (ii) the amendment of the Articles of Incorporation to change the name of the Company to Brainworks Ventures, Inc.,
(iii) the adoption of the Company's Stock Option Plan, and (iv) in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Any person signing and mailing the proxy may, nevertheless, revoke it at any time before it is exercised by written notice to the Company (Attention: Marc J. Schwartz 4243 Dunwoody Club Drive, Suite 200, Atlanta, GA 30350-5206), or by
attending in person and voting at the Meeting. Attendance at the Meeting, however, will not itself constitute the revocation of a proxy.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

         Two directors, constituting the entire Board, are to be elected at the Meeting and, if elected, will serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. The Company's Bylaws, as amended, provide that the Board shall consist of a minimum of 2 and a maximum of 9 members.

         The nominees of the Board are set forth below. Both of the current members of the Board have been nominated to continue to serve as directors of the Company. In the event either nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. If additional persons are nominated for election as directors, then the proxy holders intend to vote all proxies received by them for the nominees listed below unless instructed otherwise. As of the date of this Proxy Statement, the Company is unaware of a nominee who is unable to serve as a director or who will decline to serve as a director, if elected.

         Directors of the Company must be elected by a plurality of the votes cast at the election. Proposal 1 will be approved if a plurality of votes cast at the election is cast in favor of the action.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES FOR ELECTION AS DIRECTORS.

NOMINEES FOR ELECTION AS DIRECTORS

         Set forth below are the names, ages (at August 1, 2000), positions and offices held and a brief description of the business experience during the past five years of each person nominated to serve as a director of the Company.

         Donald Ratajczak, age 57, has served as the Chairman of the Board and President of the Company since May, 2000. From July 1973 to June 2000, he has served as Director of Economic Forecasting Center, College of Business Administration at Georgia State University. Dr. Ratajczak also serves as a director of the following organizations: Morgan, Keegan & Co., a broker/dealer company; T.B.C. Corporation, a tire distribution company; Ruby Tuesday, Inc., a food service company; and C.I.M. High Yield, a bond fund company.

         Marc J. Schwartz, age 36, has served as Vice-President and Secretary/Treasurer of the Company since May, 2000. Since April, 1998, he has served as a registered financial advisor and Vice President of Dunwoody Brokerage Services, Inc. From February 1995 to April 1998, he served as a financial consultant with Smith Barney, Inc.

         There is no family relationship between Dr. Ratajczak and Mr. Schwartz and there are no family relationships between Messrs. Ratajczak and Schwartz and any former member of management. The directors of the Company will serve until the next annual meeting of the Company's stockholders or shareholders and until their successors are elected and qualified. The officers will serve until the next annual meeting of directors and until their successors are elected and qualified.

SIGNIFICANT EMPLOYEES

         Set forth below is the name, age (at August 1, 2000), office held, and a brief description of the business experience during the last five years of an individual who is not an executive officer but who is expected by the Company to make a significant contribution to the business.

         Marc W. Wright, age 36, has served as the Chief Operating Officer and the Director of the Board of Advisors of the Company since June 2000. From April 1998 to June 2000, he served as a senior consultant of MicroStrategy, Inc. From December 1994 to March 1998, he served as president and founder of Marketing Arsenal, Inc.

CERTAIN INFORMATION CONCERNING THE BOARD

         The Board is currently comprised of the two individuals set forth above. During the fiscal year ended March 31, 2000, the Board held one board meeting, and took action by unanimous consent on two occasions.

         The Company does not presently have a standing audit, nominating, or compensation committee of the board of directors, or any committees performing similar function. There are no executive officers that are not also directors.


        BENEFICIAL OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS


         The following table sets forth the number and percentage of the outstanding shares of Common Stock that, according to the information supplied to the Company, were beneficially owned as of October 16, 2000 by (i) each person who is currently a director of the Company, (ii) each executive officer of the Company, (iii) all current directors and executive officers of the Company as a group, and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.


         Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.



Name of Person or Group                   Aggregate Number of Shares of Common   Percent  of  Outstanding  Shares of
-----------------------                   -------------------------------------  -----------------------------------
                                          Stock Beneficially                     Common Stock
                                          ------------------                     ------------
                                          Owned
                                          -----
Donald Ratajczak                          183,500(1)                             16.6%
1681 Lady Marian Lane
Atlanta, GA  30309

Marc J. Schwartz                          335,000(2)                             26.7%
70 Old Ivy Road, #55
Atlanta, GA 30342

Gregory L. Hoover                          89,208                                 9.3%
2495 Wood Brook Court
Lawrenceville, GA 30043

All officers and directors as a group     518,500(3)                             36.9%
(2 persons)



(1) Includes an option to acquire 150,000 shares, which is currently exercisable.
(2) Includes an option to acquire 300,000 shares, which is currently exercisable.
(3) Includes options to acquire 450,000 shares, which are currently exercisable.


CHANGE IN CONTROL OF THE REGISTRANT


         Prior to Mr. Schwartz's election as Vice President, Secretary/ Treasurer, and Director of the Company, on April 11, 2000, the Company entered into a Consulting Agreement (the "Consulting Agreement") under the terms of which Mr. Schwartz was retained to explore a possible new business direction for the Company. Pursuant to the terms of the Consulting Agreement, the Company agreed to pay Mr. Schwartz the sum of $120,000 and to grant to him options to acquire an aggregate of 300,000 shares of Common Stock. Of the shares subject to this option: a) 100,000 shares are immediately exercisable at an option price of $1.125 per share (the "Option Price"); b) 100,000 shares are exercisable at the Option Price when the trading price of the Common Stock reaches and maintains for 10 days a price of $3.00 per share; and c) 100,000 shares are exercisable at the Option Price when the trading price of the Common Stock reaches and maintains for 10 days a price of $5.00 per share. In April, 2000, in anticipation of the change in the Company's business direction and management, the board of directors authorized a grant of options to Dr. Ratajczak, entitling him to purchase a total of 150,000 shares of the Company's Common Stock at a price of $3.00 per share.

         In April, 2000, prior to becoming officers and directors of the Company, Messrs. Schwartz and Ratajczak, along with a number of other individuals, acquired stock of the Company in private transactions, as reflected on a Schedule 13D filing dated April 17, 2000. Mr. Schwartz acquired a total of 35,000 shares, and Mr. Ratajczak acquired a total of 33,500 shares of common stock.

         As a result of the Company decision to change its business direction, on May 17, 2000, the Company effected a change in management, in order to acquire the necessary management experience and expertise to implement the Company's proposed new business endeavors. The Company's board of directors, consisting of James Fouts, Elizabeth White and Dan Ligino, resigned, seriatim, and Messrs. Schwartz and Ratajczak, were elected as the new members of the board of directors of the Company. In addition, Mr. Fouts and Elizabeth Fouts, his wife, resigned as President and Secretary, respectively, and Mr. Ratajczak was appointed as President and Chairman of the Board, and Mr. Schwartz was appointed as the Vice President and Secretary/Treasurer, of the Company.

         In May, 2000, Dunwoody Brokerage Services, Inc. ("Dunwoody"), a broker-dealer firm with which Mr. Schwartz is affiliated, agreed to assist Mr. Fouts and members of his family, in selling, in private transactions, shares of common stock of the Company held by them, in exchange for which these sellers have agreed to pay a fee of $0.07 per share. James Fouts and his family, Alan Fouts, Donovan Fouts, Elizabeth Fouts, and Elizabeth White, were majority stockholders of the Company. James Fouts and Elizabeth Fouts, his wife, were the Chairman/President and Secretary/Treasurer, respectively. Dunwoody has earned a fee of approximately $24,500, for assisting in finding private purchasers for the purchase of a total of 350,000 shares of the Company's common stock held by Elizabeth White, Alan Fouts, and Donovan Fouts. This stock was purchased from these individuals subject to existing restrictions on the stock. Mr. Schwartz expects Dunwoody to earn a standard commission in connection with providing such assistance to the Fouts.

         The percentage of voting securities of the Company now beneficially held by Messrs. Schwartz and Ratajczak is stated in the table above.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

         For the last three completed fiscal years the directors were compensated $500 per year for board membership and were paid $100 per board meeting attended, plus reasonable expenses for attending such meeting.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth in the prescribed format the compensation paid to the officers of the Company for services rendered in all capacities during the Company's last three fiscal years.

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and non-cash compensation awarded or paid by the Company for services rendered during each of the years in the three year period ended March 31, 2000 to its Chief Executive Officer and other executive officers whose compensation exceeded $100,000.

Name and Principal Position      Fiscal Year        Salary      All Other Compensation
---------------------------      -----------        ------      ----------------------
                              (ended March 31)
James F. Fouts                      2000              0                $15,000*
President and                       1999              0                $ 9,000*
Chief Executive Officer(1)          1998              0                $12,000*

     *Represents amounts paid to Fremont Corporation, an affiliate of James Fouts, for office and clerical services provided to the Company.

     (1) Mr. Fouts resigned as the President and Chief Executive Officer of the Company in May, 2000.

     No options were granted by the Company or exercised during the 1999 fiscal year. Therefore, an Option Grant Table and a Year-End Value Table are not included in this Proxy Statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         As a result of the Company's decision to change its business direction, described above, the Company determined that it would cause its wholly-owned subsidiary, Auric Minerals Corporation ("AMC"), to sell to Corporation de La Fonda ("La Fonda"), AMC's minority stock interest in La Fonda. La Fonda is a closely-held New Mexico corporation which owns a hotel operation known as the Hotel de La Fonda in Santa Fe, New Mexico. The purpose of this transaction was to create liquidity for the Company, in order to provide it with capital to pursue its new business direction. AMC owned a total of 9,200 shares, or approximately 8.5% of the outstanding stock of La Fonda. As a result of this decision, and negotiations with La Fonda, AMC entered into an agreement with La Fonda dated May 19, 2000, providing for the sale of all 9,200 shares of the La Fonda stock owned by AMC to La Fonda, at a total purchase price of $1,303,548 in cash, or a price of $141.69 per share, together with other consideration. Prior to entering into the transaction, the Company determined that La Fonda had recently purchased shares of its Common Stock from a shareholder, at a price of $141.69 per share. All previous purchases of La Fonda stock have been at lower prices, and La Fonda recently granted options for the purchase of stock at a price of $149 per share. Given these circumstances, and in view of the Company's new business direction, the Company concluded that the transaction was fair and reasonable and in the best interest of the Company.

         In connection with the transaction with La Fonda, at the end of May, 2000, a family limited liability company owned by James Fouts and his family members, loaned to La Fonda the sum of $1,200,000 to complete the purchase of the shares. James Fouts is a director and a holder of 705 shares of La Fonda. Elizabeth Fouts, his wife, is a director of La Fonda.


         In 1999, the Company acquired an 8% interest in Hillcrest Mining for a cost of $21,600. Also in 1991, the Company acquired a 25% interest in the "Robbie" gold prospect claims owned by Hi-Tech Exploration as a cost of $3,567. The Company's former president, James Fouts is also an owner of a 25% interest in the "Robbie" claims.

         See also the information under the caption "Change in Control of the Registrant" above.

AUDITORS

         In the beginning of July, 2000, the Company's accountant, Andersen, Andersen & Strong, L.L.C. ("AAS"), notified the Company that it would be unable to audit the Company's financial statements for the fiscal year ended March 31, 2000. The firm of AAS served as the Company's auditor for the fiscal year ended March 31, 1999. AAS has indicated that they are unable to complete the audit for the year because one of the two partners of the firm, who would be the concurring partner, has taken a leave of absence from the firm for health reasons, and will not return for a lengthy period.

         During the years ended March 31, 1999 and 1998, and up to and including the present, there have been no disagreements between the Company and AAS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. Furthermore, AAS's report on the financial statements for the years ended March 31, 1999 and 1998, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. AAS's report on the financial statements of the Company for the fiscal year ended March 31, 1999 and 1998, indicated that the Company was able to continue as a going concern.

         The Company has engaged Richard A. Eisner & Company, LLP ("Eisner"), as the Company's auditor for the fiscal year ended March 31, 2000. Prior to the engagement of Eisner, neither the Company nor anyone on its behalf, has consulted with Eisner on any financial issue. Eisner has examined the Company's financial statements since July 2000, and has no relationship with the Company other than that rising from its appointment as independent auditor. Representatives of AAS or Eisner are not expected to be present at the Meeting. The Company currently plans to select Eisner as independent auditors for the Company for the fiscal year ending March 31, 2001.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and persons who own beneficially more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of such securities of the Company. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, the Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with during the fiscal year ended March 31, 2000.

         PROPOSAL 2 -- AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE
                               THE CORPORATE NAME


         The Board believes it is advisable and in the best interest of the Company to amend the Company's Articles of Incorporation to change the name of the Company to Brainworks Ventures, Inc. On May 17, 2000, the Board adopted a resolution approving an amendment to the first article of the Articles of Incorporation and directing that the amendment be presented to the stockholders for approval (the "Proposed Amendment"). The Board adopted the resolution to change the name of the Company because of the change in the Company's business direction. Your current stock certificates will continue to evidence ownership of the Company (renamed Brainworks Ventures, Inc.). You do not need to send in your stock certificates with your proxy.


         Proposal 2 will be approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

                  THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE
                          FOR THE PROPOSED AMENDMENT.


                  PROPOSAL 3 -- APPROVAL OF STOCK OPTION PLAN

         On May 17, 2000, the Board adopted the Auric Metals Corporation Stock Option Plan (the "Plan"), subject to approval of stockholders at the Meeting.

         The principal provisions of the Plan are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the Plan, a copy of which is attached hereto as Exhibit A and is incorporated herein by reference.

DESCRIPTION OF THE PLAN

         The Plan provides for the granting of options to acquire Common Stock, which may be either incentive stock options (an "ISO") or nonqualified stock options (an "NSO"). The Plan is administered by the Board, or if so established, a committee of the Board established for that purpose (the "Committee"), and all directors, officers and employees of the Company or any subsidiary and any consultant or adviser providing services to the Company or any subsidiary whose participation in the Plan is determined by the Board, or if applicable the Committee, to be in the best interests of the Company are eligible to receive option grants under the Plan. There is no termination date under the Plan, but no options may be granted under the Plan after the tenth anniversary of its adoption by the Board. Receipt of option grants under the Plan is contingent upon the execution by each prospective option holder of an agreement in such form as the Board, or if applicable the Committee, may, from time to time, determine.


         The Plan provides for the grant of options to purchase up to 5,000,000 shares of Common Stock. On October 11, 2000, the last sale price of Common Stock was quoted at $5.50 as reported by Standard & Poor's ComStock, Inc. The purchase price per share of Common Stock subject to an option is fixed by the Board, or if applicable the Committee, when the option is granted. In the case of any ISO, such exercise price shall be no less than the fair market value of the Common Stock at the time of grant or 110% of such value, in the case of any shareholder owning directly or indirectly more than 10% of the total voting power of the Company, as determined by the Board, or if applicable the Committee, under procedures prescribed in the Plan. Additional terms of options granted under the Plan, including the vesting provisions of such options, will be also established at the time of grant. The Board, or if applicable the Committee, in its sole discretion, may rescind, modify or waive any limitation or condition on the exercise of an option contained in any option agreement so as to accelerate the time at which an option may be exercised or extend the period during which the option may be exercised. In addition to the requirement requiring minimum exercise price described above, the terms of an option agreement for an ISO must meet other requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). For example, any ISOs granted under the Plan would not be transferable except by will or by the laws of descent and distribution upon the death of the option holder.

         Payment for shares purchased under the Plan may be made: (i) in cash;
(ii) by surrender of all or part of an option (including the option being exercised); (iii) by exchanging shares of Common Stock with a fair market value equal to the total option price; (iv) by delivery of other property rights and credits deemed acceptable by the Board, or if applicable the Committee, including the optionee's promissory note; or (v) any combination of the above payment methods. Notwithstanding the foregoing, payment other than in cash may be made only with the consent of the Board, or if applicable the Committee, or if and to the extent provided for in the option agreement governing such exercise.

         In the event of any stock split, stock dividend, spin-off, split-up, spin-out, recapitalization or similar transaction, the Plan provides that the Board, or if applicable the Committee, shall make appropriate adjustments to the number of shares available for issuance under the Plan and to the number and price of options previously granted. In the event of any merger, consolidation or share exchange with another corporation, whether or not the Company is the surviving corporation, or if substantially all of the assets or all of the shares of Common Stock are acquired by another corporation, or in the event of a separation, reorganization or liquidation of the Company (each a "Significant Transaction"), the Board or the board of directors of the corporation that assumes the Company's obligations shall make appropriate provisions with respect to any outstanding options by substitution on an equitable basis of appropriate capital stock of the Company of the surviving or successor corporation, provided that the difference between the aggregate fair market value of the shares so substituted and the exercise price thereof is not greater that the difference between the aggregate fair market value of the Common Stock subject to such options prior to substitution and the exercise price thereof. Notwithstanding the foregoing, if a Significant Transaction occurs, the Board or the board of directors of the surviving or successor corporation may, upon written notice to the holder of any such option, require that such option be exercised within sixty (60) days of the date of such notice or such option will be terminated.

         The Plan may be amended or terminated at any time by the Board, or if applicable the Committee, except that any such amendment must be approved by the stockholders if required under Section 422 of the Code. The Board, or if applicable the Committee, may, in its discretion, postpone the issuance or delivery of shares following exercise of an option until the completion of a registration, or other qualification or exemption of such shares, under applicable state or federal laws. If the Plan is approved by the stockholders, the Company may, at such time as the Board may determine, register the shares of Common Stock issuable under the Plan under appropriate provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

FEDERAL INCOME TAX CONSEQUENCE

         Incentive Stock Options. Neither the grant nor the exercise of an ISO will result in a taxable event to the option holder, and any gain realized upon a disposition of shares of Common Stock received upon exercise of an ISO will be taxed as long-term capital gain if the optionee holds the shares for at least both two years after the date the ISO was granted and one year after the date the ISO was exercised (the "holding period requirement"). The Company is not entitled to any business expense deduction when an ISO is exercised, except as discussed below.

         For the exercise of an ISO to qualify for the foregoing tax treatment, the optionee must be an employee of the Company or a subsidiary from the date that the ISO is granted through a date within three months before the date of exercise. If an optionee is disabled, he or she has one year to exercise an ISO following termination for disability. If the optionee dies, both the holding period requirement and the three-month exercise period are waived.

         If all of the foregoing requirements are met except the holding period requirement (a "Disqualifying Disposition"), the optionee will recognize ordinary income upon the disposition of the stock generally equal to the difference between the fair market value of the stock at the time the ISO was exercised and the option exercise price, but in no event shall such amount exceed the gain realized upon sale of such stock. The balance of any gain realized, if any, will be treated as a capital gain. The Company will be allowed a business expense deduction in such cases to the extent that the optionee recognizes ordinary income, subject to Section 162(m) of the Code as discussed below.

         If an optionee exercises an ISO by tendering shares of Common Stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a nontaxable exchange (unless the tender of such shares would be a Disqualifying Disposition). If the exercise is a tax-free exchange, the optionee would have no taxable income from the exchange and exercise, and the tax basis of the shares surrendered would be treated as the carryover basis for an equivalent number of option shares received, with the additional option shares received taking a tax basis equal to the amount of cash, if any, paid to exercise the ISO. If the optionee makes a Disqualifying Disposition in the exercise of an ISO, the exchange would be treated as a taxable event with respect to the surrendered shares as described above, with a number of option shares equivalent in number to the surrendered shares taking a tax basis equal to fair market value, and the remaining option shares taking a tax basis equal to the amount of cash, if any, paid to exercise the ISO.

         If, pursuant to the terms of an option agreement, the Company withholds shares in payment of the exercise price for an ISO, the transaction generally should be treated as if the withheld shares had been sold in a Disqualifying Disposition after exercise of the option, so that the optionee will realize ordinary income with respect to such shares. The tax basis of the option shares generally would be determined in the same manner as described above where the optionee physically surrenders ISO shares in a Disqualifying Disposition.

         Non-Qualified Options. The grant of an NSO will not be a taxable event for the optionee or the Company. Upon exercising a NSO, an optionee will recognize ordinary income generally equal to the difference between the exercise price and the fair market value of the stock on the date of exercise (except that, if the optionee is subject to certain restrictions imposed by the securities laws, the measurement date will be deferred, unless the optionee makes a special tax election within 30 days after exercise). Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a NSO, the optionee will have taxable gain or loss measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

         If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, it generally will be entitled to a business expense deduction in the same amount and at the same time as the optionee recognizes ordinary income. Under Section 162(m) of the Code, if the optionee is one of certain specified executive officers, then, unless certain exceptions apply, the Company is not entitled to deduct compensation with respect to the optionee, including compensation related to the exercise of stock options, to the extent such compensation in the aggregate exceeds $1 million for the taxable year.

         If the optionee surrenders shares of Common Stock in payment of part or all of the exercise price for NSOs, no gain or loss will be recognized with respect to the shares surrendered (regardless of whether the shares were acquired pursuant to the exercise of an ISO) and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares surrendered will be treated as the carryover basis for an equivalent number of option shares received, with such option shares being treated as having been held for the same holding period as had expired with respect to the surrendered shares. The fair market value of the additional option shares received will constitute ordinary compensation income to the optionee, with such additional shares taking a tax basis in that amount.

         If pursuant to an option agreement, the Company withholds shares in payment of the option price for NSOs or in payment of tax withholding, the transaction should generally be treated as if the withheld shares had been physically surrendered as described above.

OTHER OUTSTANDING OPTIONS

         On April 11, 2000, the Company entered into the Consulting Agreement with Marc Schwartz. Pursuant to the Consulting Agreement, the Company granted options to Mr. Schwartz to acquire shares of Common Stock as follows: a) 100,000 shares immediately exercisable at an option price of $1.125 per share (the "Option Price"); b) 100,000 shares are exercisable when the trading price of the Common Shares reaches and maintains for 10 trading days a price of $3.00 per share; and c) 100,000 shares at the Option Price when the stock price of the Company (based on the market price) reaches and maintains for 10 trading days a price of $5.00 per share. In addition, the Company has granted immediately exercisable options to Donald Ratajczak to purchase a total of 150,000 shares of the Company's common stock at a price of $3.00 per share.

AWARDS UNDER THE PLAN

         Since the granting of options under the Plan will be determined by the Board, or a committee of the Board established for that purpose, the exact number or amounts of options to be granted under the Plan has not been determined at this time.

REASONS FOR OBTAINING STOCKHOLDER APPROVAL

         Since directors and officers are eligible to receive options under the Plan, the Board acknowledges that current and future directors and officers may be deemed to have a material interest in the approval of the Plan. The Board believes the Plan is in the best interests of the Company and has approved the Plan subject to stockholder approval at the Meeting. The Company is submitting the Plan for stockholder approval at the Meeting because such approval is required to qualify the Plan under Section 422 of the Code relating to the grant of ISOs and also to permit the Company to make stock option grants to eligible participants without the need for stockholder ratification or approval of each such grant pursuant to the rules and regulations of any exchange upon which shares of the Common Stock may be listed.

         Proposal 3 will be approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

              THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN


                                 OTHER MATTERS

         The Board does not know of any other matters that may come before the Meeting. If any other matters are properly presented to the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their best judgment on such matters.


                             STOCKHOLDER PROPOSALS


         Proposals of stockholders intended to be presented at the Company's Meeting of Stockholders for fiscal year ending March 31, 2000 must be received by the Company no later than July 1, 2001, in order to be included in the proxy statement and proxy relating to that annual meeting.


         Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the Meeting, and your cooperation will be appreciated. Stockholders who attend the Meeting may vote their shares personally even though they have sent in their proxies.


                                 ANNUAL REPORT

         The Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2000, as filed with the Securities and Exchange Commission, exclusive of documents filed as exhibits or incorporated by reference (the "2000 Annual Report on Form 10-KSB"), is enclosed with this Proxy Statement. The 2000 Annual Report on Form 10-KSB is not a part of the proxy soliciting material. Additional copies of the 2000 Annual Report on Form 10-KSB are available to shareholders without charge upon written request to Auric Metals Corporation, 4243 Dunwoody Club Drive, Atlanta, Georgia 30350.

                                        By Order of the Board,

                                        /s/ Marc Schwartz
                                        ---------------------------
                                        Marc Schwartz
                                        Secretary



Atlanta, Georgia
October 19, 2000

                                   EXHIBIT A


                            AURIC METALS CORPORATION
                               STOCK OPTION PLAN

                                   ARTICLE 1
                                NAME AND PURPOSE

1.1 Name. The name of this Plan is the "Auric Metals Corporation Stock Option Plan."

1.2 Purpose. The purpose of the Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by providing equity ownership opportunities to better align the interests of officers, key employees and valued directors, consultants, independent contractors and other agents with those of the Company's stockholders. The Plan is also designed to enhance the profitability and value of the Company for the benefit of its stockholders by providing stock options to attract, retain and motivate officers, key employees and valued directors, consultants, independent contractors and other agents who make important contributions to the success of the Company.

                                   ARTICLE 2
                 DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION

2.1 General Definitions. The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

         (a) Affiliate. A Parent or Subsidiary or any other entity designated by the Committee in which the Company owns at least a 50% interest (including, but not limited to, partnerships and joint ventures).

         (b)      Board. The Board of Directors of the Company.

         (c) Code. The Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated thereunder.

         (d)      Company. Auric Metals Corporation, a Nevada corporation.

         (e) Committee. The Board, or to the extent authorized by the Board, the Company's Compensation Committee or its successors.

         (f) Common Stock. The common stock, $.01 par value, of the Company.

         (g) Consultant. Any person engaged by the Company or any Affiliate to provide consulting services to the Company or any Affiliate as an Independent Contractor and not as an Employee.

         (h)      Directors. A duly-elected member of the Board.

         (i) Effective Date. The date that the Plan is approved by the stockholders of the Company, which must occur within 12 months after adoption by the Board. Any grants of Options prior to the approval by the stockholders of the Company shall be void if such approval is not obtained.

         (j)      Employee. Any individual employed by the Employer.

         (k)      Employer. The Company and all Affiliates.

         (l) Exchange Act. The Securities Exchange Act of 1934, as amended.

         (m) Fair Market Value. For so long as the Common Stock of the Company is listed or admitted to unlisted trading privileges on a national securities exchange or designated as a national market systems security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or if sales or bid and offer quotations are reported for the Common Stock in the automated quotation system ("NASDAQ") operated by the NASD ("publicly traded"), "Fair Market Value" shall mean the closing price of the Common Stock as of the day in question, or if such day is not a trading day in the principal securities market or markets for such stock, on the nearest preceding trading day, as reported with respect to the market (or the composite of markets, if more than one) in which shares of such stock are then traded, or if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices that day on the principal market or quotation system on which shares of such stock are then quoted, or if not so quoted, as furnished by a professional securities dealer making a market in such stock selected by the Board. If the Common Stock is no publicly traded, "Fair Market Value" means with respect to shares of Common Stock, the amount that a willing buyer would pay for such shares to a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of all relevant factors, as such amount is determined by the Board in good faith using any reasonable valuation method as of the date of any grant of an ISO (or on any other relevant valuation date specified herein).


         (n) Fiscal Year. The taxable year of the Company, which ends March 31 of each year.


         (o) Independent Contractor. A Person engaged to provide services to the Company or any Affiliate on an independent basis and not as an Employee.

         (p) ISO. An Incentive Stock Option as defined in Section 422 of the Code.

         (q) NQSO. A Non-Qualified Stock Option, which is an Option that does not meet the statutory requirements of an ISO.

         (r)      Option. An option to purchase Shares granted under the Plan.

         (s) Option Agreement. The document which evidences the grant of an Option under the Plan and which sets forth the terms, conditions and provisions of, and restrictions relating to, such Option.

         (t) Parent. Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if, at the time of the grant of an Option, each of the corporations (other than the Company or a Subsidiary) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (u) Participant. An Employee, Director, Consultant, Independent Contractor or other agent who is granted an Option under the Plan.

         (v) Person. An individual, corporation, partnership, limited liability company, joint venture, association, syndicate, trust, unincorporated organization or other entity.

         (w) Plan. The Auric Metals Corporation Stock Option Plan and all amendments and supplements to it.

         (x) Shares. A share of Common Stock reserved for issuance upon the exercise of options.

         (y) Subsidiary. Any corporation (other than the Company), in an unbroken chain of corporations, beginning with the Company, if, at the time of grant of an Option, each of such corporation, other than the last such corporation in the unbroken chain, owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.2 Other Definitions. In addition to the above definitions, certain words and phrases used in the Plan and any Option Agreement may be defined in other portions of the Plan or in such Option Agreement.

2.3 Conflicts in Plan. In the case of any conflict in the terms of the Plan, or between the Plan and an Option Agreement, relating to an Option, the provisions in the article of the Plan which specifically grants such Option shall control those in a different article or in such Option Agreement.

                                   ARTICLE 3
                                  COMMON STOCK

3.1 Numbers of Shares. The number of Shares for which Options may be granted under the Plan shall be 5,000,000. Such Shares may be authorized but unissued Shares, reacquired Shares, or any combination thereof.

3.2 Reusage. If an Option expires or is terminated, surrendered or canceled without having been fully exercised, the unused Shares covered by any such Option shall again be available for grant under the Plan to any Participant.

3.3 Adjustments. If there is any change in the Common Stock by reason of any stock split, stock dividend, spin-off, split-up, spin-out or recapitalization, or any other similar transactions, the number of Shares under the Plan or subject to or granted pursuant to an Option and the price thereof, as applicable, shall be appropriately adjusted by the Committee.

3.4 Reorganization. If the Company is merged, consolidated or effects a share exchange with another corporation (whether or not the Company is the surviving corporation), or if substantially all of the assets or all of the shares of Common Stock are acquired by another corporation, or in the event of a separation, reorganization or liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company hereunder, shall make appropriate provision for the protection of any outstanding Options by the substitution on an equitable basis of appropriate capital stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the Shares, provided only that the excess of the aggregate Fair Market Value of the Shares subject to the Options immediately after such substitution over the exercise price thereof is not more than the excess of the aggregate Fair Market Value of the Shares subject to the Options immediately before such substitution over the exercise price thereof. Notwithstanding the preceding sentence, if the Company is merged, consolidated or effects a share exchange with another corporation or if substantially all of the assets or all of the shares of Common Stock of the Company are acquired by another corporation, or in the event of a separation, reorganization or liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company hereunder may, upon written notice to the holder of any outstanding Option, provide that such Option must be exercised within sixty (60) days of the date of such notice or it will be terminated.

                                   ARTICLE 4
                                  ELIGIBILITY

4.1 Determined By Committee. The Participants and the Options they receive under the Plan shall be determined by the Committee in its sole discretion. In making its determinations, the Committee shall consider past, present and expected future contributions of Participants and potential Participants to the Company.

                                   ARTICLE 5
                                 ADMINISTRATION


5.1      Committee. The Plan shall be administered by the Committee.


5.2 Authority. Subject to the terms of the Plan, the Committee shall have sole discretionary authority to:

         (a) determine the individuals to whom Options are granted, the type and amounts of Options to be granted and the date of issuance and duration of all such grants;

         (b) determine the terms conditions and provisions of, and restrictions relating to, each Option granted;

         (c)      interpret and construe the Plan and all Option Agreements;

         (d) prescribe, amend and rescind rules and regulations relating to the Plan;

         (e)      determine the content and form of all Option Agreements;

         (f)      determine all questions relating to Options under the Plan;

         (g)      maintain accounts, records and ledgers relating to Options;

         (h) maintain records concerning the Committee's decisions and proceedings;

         (i) employ agents, attorneys, accountants or other Persons for such purposes as the Committee considers necessary or desirable under the Plan; and

         (j) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and to carry out the purposes of the Plan.

5.3 Delegation. The Committee may delegate all or any part of its authority under the Plan to any Employee or committee of Employees.

5.4 Decisions of Committee and its Delegates. All decisions made by the Committee, or (unless the Committee has specified an appeal process to the contrary) any other Person to whom the Committee has delegated authority, pursuant to the provisions hereof shall be final and binding on all Persons.

5.5 Indemnification of the Board and the Committee. In addition to such other rights of indemnification as they may have as Directors, the Directors and members of the Committee shall be indemnified by the Company as and to the fullest extent permitted by law, including, without limitation, indemnification against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan, or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company), or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Director or Committee member is liable for gross negligence, bad faith or affirmative misconduct in his duties.

                                   ARTICLE 6
                               AMENDMENT OF PLAN

6.1 Power of Committee. The Committee shall have the sole right and power to amend the Plan at any time and from time to time, provided, however, that the Committee may not amend the Plan without approval of the stockholders of the Company if such stockholder approval is required under Section 422 of the Code or if directed by the Board.

                                   ARTICLE 7
                          TERM AND TERMINATION OF PLAN

7.1 Term. The Plan shall be effective as of the Effective Date. No Option shall be granted pursuant to the Plan on or after the tenth (10th) anniversary date of the adoption of the Plan by the Board, but Options granted prior to such tenth anniversary may extend beyond that date to the date(s) specified in the Option Agreement(s) covering such Options.

7.2 Termination. Subject to Article 8 hereof, the Plan may be terminated at any time by the Committee.

                                   ARTICLE 8
                     MODIFICATION OR TERMINATION OF OPTIONS

8.1 General. Subject to the provisions of Section 8.2, the amendment or termination of the Plan shall not adversely affect a Participant's rights to or under any Option granted prior to such amendment or termination.

8.2 Committee's Right. Except as may be provided in an Option Agreement, any Option granted may be converted, modified, forfeited or canceled, prospectively or retroactively in whole or in part, by the Committee in its sole discretion; provided, however, that, subject to Section 8.3, no such action may impair the rights of any Participant without his or her consent. Except as may be provided in an Option Agreement, the Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or may accelerate the vesting of, any Option.

8.3 Termination of Options under Certain Conditions. The Committee, in its sole discretion, may cancel any unexpired or deferred Options at any time if the Participant is not in compliance with all applicable provisions of this Plan or with any Option Agreement or if the Participant, whether or not he or she is then an Employee, Director, Consultant, Independent Contractor or other agent, acts in a manner contrary to the best interests of the Company or any Affiliate.

                                   ARTICLE 9
                         OPTION AGREEMENTS; LIMITATIONS

9.1 Grant Evidenced by Option Agreement. The grant of any Option under the Plan shall be evidenced by an Option Agreement which shall describe the Option granted and the terms and conditions thereof. The granting of any Option shall be subject to, and conditioned upon, the recipient's execution of an Option Agreement with respect thereto. All capitalized terms used in both the Option Agreement and the Plan shall have the same meaning as in the Plan, and the Option Agreement shall be subject to all of the terms of the Plan.

9.2 Provisions of Option Agreement. Each Option Agreement shall contain such provisions as the Committee shall determine in its sole discretion to be necessary, desirable and appropriate for the Option granted, which may include, without limitation, the following: description of the type of Option; the Option's duration; its transferability; exercise price, exercise period and the Person or Persons who may exercise; the manner in which any withholding tax obligation of the Company or any Affiliate arising as the result of such exercise will be satisfied; the effect upon such Option of the Participant's death, disability, change of duties or termination of employment; the Option's conditions; subject to the provisions of
         Article 10, when, if, and how any Option may be forfeited, converted into another Option, modified, exchanged for another Option, or replaced; and the restrictions on any Shares purchased under the Plan.

9.3 Limitations on Right to Exercise ISO's. No ISO may be exercised after the expiration of three (3) months after the earlier of the date the employment of an Employee terminates with the Company or the date an Employee is given written notice of his or her discharge from such employment. The expiration period described in the preceding sentence shall be waived in the event such termination occurs because of death or because of disability within the meaning of Code Section 22(e)(3) ("Disability"); provided, however, that no ISO may be exercised after the expiration of one (1) year after the earlier of the date the employment of the Employee terminates with the Company or the date the Employee is given written notice of his or her discharge from such employment because of Disability. Absence or leave approved by the Company, to the extent permitted by the applicable provisions of the Code, shall not be considered an interruption of employment for any purpose under this Plan.

9.4 Limitations on Transfer of ISO. No ISO shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Employee to whom such ISO was granted, no ISO may be exercised or other rights or benefits claimed under the Plan by any Person other than such Employee (other than the Employee's guardian or legal representative). After the death of such original grantee, the "holder" of the ISO shall be deemed to be the Person to whom the original grantee's rights shall pass under the original grantee's will or under the laws of descent and distribution. Notwithstanding the foregoing, no transfer of an ISO by will or the laws of descent or distribution will be binding on the Company unless the Board is furnished with sufficient proof establishing the validity of such transfer.

9.5 Additional Limitations on Issuance of Shares. The transfer or issuance of Shares upon the exercise of any Option granted under the Plan will be contingent upon the advice of counsel to the Company that the Shares to be issued pursuant thereto have been duly registered or are exempt from registration under the applicable securities laws.

                                   ARTICLE 10
                      SURRENDER AND REISSUANCE OF OPTIONS

10.1 Cancellation and Reissuance of Options. With the prior written consent of any affected grantee of Options hereunder, the Committee may grant to one or more such grantees, in exchange for their surrender and the cancellation of such Options, new Options which may have different exercise prices than the exercise prices provided in the Options so surrendered and canceled and containing such other terms and conditions consistent with the Plan as the Committee may deem appropriate.

                                   ARTICLE 11
                                TERMS OF OPTIONS

11.1 Types of Options. It is intended that both ISOs and NQSOs may be granted by the Committee under the Plan.

11.2 Option Price. The purchase price for Shares under any ISO shall be no less than the Fair Market Value of the Common Stock at the time the Option is granted, (or in the case of a ten-percent-or-greater stockholder under Section 422(b)(6) of the Code, 110 percent of Fair Market Value).

11.3 Other Requirements for ISOs. The terms of each Option which is intended to qualify as an ISO shall meet all requirements of Section 422 of the Code or any successor statute in effect from time to time, including, without limitation the requirement that the grantee be an Employee.

11.4 NQSOs. The terms of each NQSO shall provide that such Option will not be treated as an ISO. The purchase price for Shares under any NQSO shall be established by the Committee, in its sole discretion, at the time of granting such NQSO.

11.5     Determination by Committee. Except as otherwise provided in Sections
         11.2 through Section 11.4, the terms of all Options shall be determined by the Committee.

                                   ARTICLE 12
                  PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING

12.1 Payment. Upon the exercise of an Option, the amount due the Company is to be paid:

         (a)      in cash;

         (b) by the surrender of all or part of an Option (including the Option being exercised);

         (c) by the tender to the Company of shares of Common Stock owned by the Participant and registered in his or her name having a Fair Market Value equal to the amount due to the Company;

         (d) in other property, rights and credits, deemed acceptable by the Committee, including the Participant's promissory note; or

         (e) by any combination of the payment methods specified in (a) through (d) above.

                  Notwithstanding the foregoing, any method of payment other than in cash may be used only with the consent of the Committee or if and to the extent so provided in an Option Agreement. The proceeds of the sale of Shares purchased pursuant to an Option shall be added to the general funds of the Company or to the reacquired Shares held by the Company, as the case may be, and used for the corporate purposes of the Company as the Board shall determine.

12.2 Withholding. The Company may, at the time any Option is exercised, withhold from such exercise of an Option, any amount necessary to satisfy federal, state and local withholding requirements with respect to such exercise of such Option. Such withholding may be satisfied, at the Company's option, either by cash or the Company's withholding of Shares.

                                   ARTICLE 13
                            MISCELLANEOUS PROVISIONS

13.1 Unfunded Status of the Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, nothing contained herein shall give any rights that are greater than those of a general creditor of the Company. No provision of the Plan shall require or permit the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.

13.2 Underscored References. The underscored references contained in the Plan and in any Option Agreement are included only for convenience, and they shall not be construed as a part of the Plan or Option Agreement or in any respect affecting or modifying its provisions.

13.3 Number and Gender. The masculine, feminine and neuter, wherever used in the Plan or in any Option Agreement, shall refer to either the masculine, feminine or neuter; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

13.4 Governing Law. The place of administration of the Plan and each Option Agreement shall be in the State of Georgia, and this Plan and each Option Agreement shall be construed and administered in accordance with the laws of the State of Nevada, without giving effect to principles relating to conflicts of laws, including, without limitation, issues related to the validity and issuance of the Shares.

13.5 Purchase for Investment. The Committee may require each Person purchasing the Shares pursuant to an Option to represent to and agree with the Company in writing that such Person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect the restrictions on transfer set forth in this Plan. All certificates for the Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under all applicable laws, rules and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

13.6 No Employment or Service Contract. Neither the adoption of the Plan nor any Option granted hereunder shall confer upon any Employee, Director, Consultant, Independent Contractor or other agent any right to continued employment with or services to the Company or any Affiliate, nor shall the Plan or any Option interfere in any way with the right of the Company or any Affiliate to terminate the employment or services of any of its Employees, Directors, Consultants, Independent Contractors or other agents at any time.

13.7 No Effect on Other Benefits. The receipt of Options under the Plan shall have no effect on any benefits to which a Participant may be entitled from the Company or any Affiliate under another plan or otherwise, or preclude a Participant from receiving any such benefits.

13.8 Registration of Shares. The Committee, in its discretion, may postpone the issuance and/or delivery of the Shares issuable upon any exercise of an Option until completion of any registration, or other qualification or exemption of such Shares under applicable state and/or federal laws, rules or regulations as the Committee considers appropriate, and may require any grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable laws, rules and regulations.

13.9 Rights as a Stockholder. Any recipient of an Option shall have no rights as a stockholder with respect to any Shares related thereto until the issuance of a stock certificate for such Shares following the exercise of such Option. Except as otherwise provided for in Sections 3.3 and 3.4 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

13.10 Plan Financing. The Company may extend and maintain, or arrange for the extension and maintenance of, financing to any grantee (including a grantee who is a Director) to purchase Shares pursuant to exercise of an Option granted hereunder on such terms as may be approved by the Committee in its sole discretion. In considering the terms for extension or maintenance of credit by the Company, the Committee shall, among other factors, consider the cost to the Company of any financing extended by the Company.

13.11 ERISA. The Plan is not an employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974, and the provisions of Code Section 401(a) are not applicable to the Plan.

         To:      Auric Metals Corporation
                  4243 Dunwoody Club Drive, Suite 200
                  Atlanta, Georgia 30350-5201

                  Pursuant to the Stock Option Plan (herein called the "Plan"), dated as of _________, by and between Auric Metals Corporation (the "Company") and me, I hereby give notice that I elect to exercise the stock option granted under the Plan with respect to ____ shares of the common stock of the Company as of the date on which this notice is delivered to the Company, and accordingly I hereby agreed to purchase such shares at the price and on the terms established under the Plan. Full payment for such shares is enclosed. Such payment consists of:

         ____________     Cash
         ____________     Check
         ____________     shares of the Company's common stock, _____ of which
are previously owned.


         I hereby represent and warrant that I am purchasing such shares for investment purposes only and not with a view to distribution or resale.

         I hereby agree that the stock option granted under the Plan shall be deemed to have been exercised to the extent specified in this notice on the exercise date below my signature, and I hereby warrant that on such date this notice was delivered to the Company.

                                         Sincerely,




                                         --------------------------------
                                         (Sign Name)


                                         --------------------------------
                                         (Print Name)

DATED:
      ----------------------------

                                                                        [PROXY]

                            AURIC METALS CORPORATION
                      4243 DUNWOODY CLUB DRIVE, SUITE 200
                          ATLANTA, GEORGIA 30350-5206

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 9, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF AURIC METALS CORPORATION


         The undersigned holder of shares of Common Stock of AURIC METALS CORPORATION, a Nevada corporation, (the "Company"), hereby appoints Marc J. Schwartz and Donald Ratajczak, and each of them, with full power of substitution, the proxies and attorneys of the undersigned, to vote as specified hereon at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at The Barclay, 3530 Piedmont Road, Atlanta, Georgia, on November 9, 2000 at 2:00 P.M., local time, and at any adjournments or postponements thereof, with all powers (other than the power to revoke the proxy or vote the proxy in a manner not authorized by the executed form of proxy on the reverse side hereof) that the undersigned would have if personally present at the Annual Meeting, to act in their discretion upon any other matter or matters that may properly be brought before the Annual Meeting and to appear and vote all the shares of Common Stock of the Company that the undersigned may be entitled to vote. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Annual Report to Stockholders, and hereby revokes any proxy or proxies heretofore given by the undersigned relating to the Annual Meeting.


         This proxy may be revoked at any time prior to the voting thereof.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.

                 (Continued and to be signed on the other side)

The Board of Directors recommends a vote FOR the following proposals:

1. To elect the two nominees listed below to the Board of Directors of the Company.

___FOR all nominees (except as marked below)         ___WITHHOLD authority to
                                                        vote for all nominees

NOMINEES:         Marc J. Schwartz
                  Donald Ratajczak

INSTRUCTIONS:     To withhold authority to vote for any nominee, enter the name of such nominee in the space provided below:


2. To approve the Amendment to the Company's Articles of Incorporation to change the name of the Company to be Brainworks Ventures, Inc.

___FOR                             ____AGAINST                     ____ABSTAIN


3.       To approve the Company's Stock Option Plan.

___FOR                             ____AGAINST                     ____ABSTAIN



         UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED AS IF MARKED FOR THE PROPOSALS ABOVE.

                                    Signature
                                                  -----------------------------
                                    Signature if
                                    jointly held
                                                  -----------------------------

                                    Dated:                               , 2000
                                                  -----------------------

                                    PLEASE DATE AND SIGN AS NAME APPEARS
                                    HEREON. WHEN SIGNING AS EXECUTOR,
                                    ADMINISTRATOR, TRUSTEE, GUARDIAN OR
                                    ATTORNEY, PLEASE GIVE FULL TITLE AS SUCH.
                                    IF A CORPORATION, PLEASE SIGN IN FULL
                                    CORPORATE NAME BY PRESIDENT OR OTHER
                                    AUTHORIZED CORPORATE OFFICER. IF A
                                    PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP
                                    NAME BY AUTHORIZED PERSON. JOINT OWNERS
                                    SHOULD EACH SIGN.


                                       2